MASSMUTUAL FUNDS
MML Barings Diversified Bond Fund
Supplement dated March 6, 2026 to the
Prospectus dated February 1, 2026, and the
Summary Prospectus dated February 1, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective immediately, the ticker symbol for Class M2 shares of the MML Barings Diversified Bond Fund found on page 1 of the Prospectus and page S-1 of the Summary Prospectus is hereby replaced by MMOKX.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
PREMPRO-26-02
DB-26-01